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                                                                   EXHIBIT 10.42

                                OMNIBUS AMENDMENT

     THIS OMNIBUS AMENDMENT (this "Amendment"), dated as of August 26, 2002, is entered into, by and among CH FUNDING, LLC, as the Borrower (the "Borrower"), ATLANTIC ASSET SECURITIZATION CORP., as the Issuer ("Atlantic"), CREDIT LYONNAIS NEW YORK BRANCH, as a Bank and as the Administrative Agent (the "Administrative Agent"), U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent ("U.S. Bank"), and CH MORTGAGE COMPANY I, LTD., as the Servicer (the "Servicer"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

     WHEREAS, CH Mortgage Company I, Ltd., as the Seller, and CH Funding, LLC, as the Purchaser, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of July 9, 2002 (as the same may be amended, restated, supplemented or modified from time to time, the "Repurchase Agreement");

     WHEREAS, the Borrower, the Administrative Agent and U.S. Bank entered into that certain Collateral Agency Agreement, dated as of July 9, 2002 (the "Collateral Agency Agreement");

     WHEREAS, the Borrower, Atlantic Asset Securitization Corp., as the Issuer, Credit Lyonnais New York Branch, as a Bank and as the Administrative Agent, and CH Mortgage Company I, Ltd., as the Servicer, have entered into a Loan Agreement dated as of July 9, 2002 (as the same may be amended, restated, supplemented or modified from time to time, the "Loan Agreement"; the Repurchase Agreement, the Collateral Agency Agreement and the Loan Agreement, collectively the "Operative Documents");

     WHEREAS, the parties to the Operative Documents hereto desire to amend the Operative Documents to make additional amendments;

     NOW, THEREFORE, the parties agree as follows:

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     Section 1.  Amendments to Collateral Agency Agreement.

     (a) The definition of Collateral Value in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting clauses (A)(2) and (A)(3) in their entirety and replacing them with the following:

          (2) with respect to which there is a loan level Take-Out Commitment, the price of that Take-Out Commitment, including, if applicable, any related servicing release premium;

          (3) with respect to which there is no loan level Take-Out Commitment, a ratable amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Take-Out Commitments, for all Eligible Mortgage Loans, including any related servicing release premium, as shown on the most recent Collateral Agent Daily Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan; and

     (b) Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following definition after the definition of Defaulted Mortgage Loan:

     "Document Defect" means, with respect to a Principal Mortgage Document, an error on the face of the document, including, without limitation, a missing date, a missing signature, a missing legal description, an origination amount that does not match the amount shown on reports and on the other Principal Mortgage Documents or, with respect to a Principal Mortgage Document other than a Mortgage Note, such Principal Mortgage Document is missing.

     (c) The definition of Drawdown Termination Date in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Drawdown Termination Date" means the earliest to occur of (a) July 3, 2005, subject to the limitation set forth in Section 2.1(b) of the Loan Agreement, (b) the date on which the Maximum Facility Amount is terminated by the Borrower pursuant to Section 2.1(d) of the Loan Agreement, and (c) the date, on or after the occurrence of an Event of Default, determined pursuant to Section 8.1 of the Loan Agreement.

     (d) The definition of Eligible Mortgage Loan in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by adding the following at the end of clause (e):

          ; provided that Principal Mortgage Documents with Document Defects may be corrected by the Servicer pursuant to Section 3.5 hereof;

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     (e)  The definition of Maximum Facility Amount in Exhibit D-1 of the
Collateral Agency Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Maximum Facility Amount" means $150,000,000.00, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.

     (d)  Section 3.5 of the Collateral Agency Agreement is hereby amended by
(i) deleting the title and replacing it with "Correction of Mortgage Notes and other Principal Mortgage Documents", (ii) adding an (A) at the beginning of the first paragraph and (iii) adding the following subsection (B) at the end of
Section 3.5:

          (B) the Collateral Agent notifies the Servicer that a Document Defect in a Principal Mortgage Document (other than a Mortgage Note) needs to be corrected then the Servicer shall correct such Document Defect and deliver the corrected Principal Mortgage Document to the Collateral Agent within 14 days. Unless the corrected Principal Mortgage Document is delivered to the Collateral Agent within 14 days of such notice, the Collateral Value attributed to the related Mortgage Loan shall be zero beginning on the 15th calendar day; provided, however, that the Collateral Value attributable to such Mortgage Loan will be reinstated promptly upon the subsequent delivery of the corrected Principal Mortgage Document to the Collateral Agent.

     Section 2.  Amendments to the Loan Agreement

     (a) The definition of Collateral Value in Section 1.1 of the Loan Agreement is hereby amended by deleting clauses (A)(2) and (A)(3) in their entirety and replacing them with the following:

          (2) with respect to which there is a loan level Take-Out Commitment, the price of that Take-Out Commitment, including, if applicable, any related servicing release premium;

          (3) with respect to which there is no loan level Take-Out Commitment, a ratable amount determined by multiplying (a) the weighted average purchase price (expressed as a percentage of par) that Approved Investors are obligated to pay, pursuant to Take-Out Commitments, for all Eligible Mortgage Loans, including any related servicing release premium, as shown on the most recent Collateral Agent Daily Report, times (b) the outstanding principal amount of such Eligible Mortgage Loan; and

     (b) Section 1.1 of the Loan Agreement is amended by the addition of the following definition after the definition of Alternate Base Rate:

     "Annual Extension Date" shall mean (i) July 3, 2003 and (ii) thereafter, if consented to by the Lenders, the Managing Agent and the Administrative Agent pursuant to Section 2.1(b), the date that is specified by the Lenders and the Administrative Agent

                                        3

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in the applicable consent, which date shall not be more than 364 days following the then effective Annual Extension Date.

     (c) Section 1.1 of the Loan Agreement is amended by adding the following definition after the definition of Deferred Income:

     "Document Defect" means, with respect to a Principal Mortgage Document, an error on the face of the document, including, without limitation, a missing date, a missing signature, a missing legal description, an origination amount that does not match the amount shown on reports and on the other Principal Mortgage Documents, or, with respect to a Principal Mortgage Document other than a Mortgage Note, such Principal Mortgage Document is missing.

     (d) The definition of Drawdown Termination Date in Section 1.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Drawdown Termination Date" means the earliest to occur of (a) July 3, 2005, subject to the limitation set forth in Section 2.1(b), (b) the date on which the Maximum Facility Amount is terminated by the Borrower pursuant to Section 2.1(d), and (c) the date, on or after the occurrence of an Event of Default, determined pursuant to Section 8.1.

     (e) The definition of Eligible Mortgage Loan in Section 1.1 of the Loan Agreement is hereby amended by adding the following at the end of clause (e):

          ; provided that Principal Mortgage Documents with Document Defects may be corrected by the Servicer pursuant to Section 3.4 hereof;

     (f) The definition of Maximum Facility Amount in Section 1.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Maximum Facility Amount" means $150,000,000.00, as such amount may be reduced pursuant to Section 2.1(c).

     (g) Article II, Section 2.1(b) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          The Borrower may, from time to time by written request to the Lenders and the Administrative Agent (each such notice being an "Extension Request") given not later than 90 days and not sooner than 120 days prior to each Annual Extension Date, request an extension of the then applicable Annual Extension Date. If the Lenders and the Administrative Agent consent, in their sole discretion, to such Extension Request, then (x) the Drawdown Termination Date shall not occur as of the then applicable Annual Extension Date and (y) the Annual Extension Date shall be extended as described in the definition of "Annual Extension Date." Any such extension may be accompanied by such additional fees as the parties shall mutually agree. Notwithstanding anything else to

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the contrary, the Drawdown Termination Date shall occur automatically, without further action on the part of the Lenders or the Administrative Agent, on each Annual Extension Date unless an Extension Request has been granted pursuant to this paragraph.

     (h) Section 3.4 of the Loan Agreement is hereby amended by (i) deleting the title and replacing it with "Correction of Mortgage Notes and other Principal Mortgage Documents", (ii) adding an (A) at the beginning of the first paragraph and (iii) adding the following subsection (B) at the end of Section 3.4:

          (B) the Collateral Agent notifies the Servicer that a Document Defect in a Principal Mortgage Document (other than a Mortgage Note) needs to be corrected then the Servicer shall correct such Document Defect and deliver the corrected Principal Mortgage Document to the Collateral Agent within 14 days. Unless the corrected Principal Mortgage Document is delivered to the Collateral Agent within 14 days of such notice, the Collateral Value attributed to the related Mortgage Loan shall be zero beginning on the 15th calendar day; provided, however, that the Collateral Value attributable to such Mortgage Loan will be reinstated promptly upon the subsequent delivery of the corrected Principal Mortgage Document to the Collateral Agent.

     Section 3.  Amendments to the Repurchase Agreement

     (a) The definition of Facility Termination Date in Section 1.1. of the Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Facility Termination Date" means the earliest to occur of (a) July 3, 2005, subject to the limitation set forth in Section 2.1(b) of the Loan Agreement, (b) the date on which the Maximum Facility Amount is terminated by the Borrower pursuant to Section 2.1(d) of the Loan Agreement, (c) the date of termination of the Facility pursuant to Section 7.1 hereof and (d) the date, on or after the occurrence of an Event of Default, determined pursuant to Section 8.1 of the Loan Agreement.

     (b) The definition of Maximum Facility Amount in Section 1.1. of the Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Maximum Facility Amount" means $150,000,000.00, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.

     Section 4.  Operative Documents in Full Force and Effect as Amended.

     Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

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     Section 5.  Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

     (d) This Amendment and the rights and obligations of the parties under this amendment shall be governed by and construed and interpreted in accordance with the laws of the state of New York without reference to its conflict of laws provisions.

                  [Remainder of page intentionally left blank.]

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          IN WITNESS WHEREOF, the parties have agreed to and caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ISSUER
AGREED:                             ATLANTIC ASSET SECURITIZATION CORP.

                                    By:  Credit Lyonnais New York Branch,
                                         as Attorney-in-Fact



                                    By: /s/ Gary M. Miller
                                        --------------------------------------
                                    Name:
                                    Title:

ADMINISTRATIVE AGENT
AGREED:                             CREDIT LYONNAIS NEW YORK BRANCH



                                    By: /s/ Gary M. Miller
                                        --------------------------------------
                                    Name:
                                    Title:

BANK
AGREED:                             CREDIT LYONNAIS NEW YORK BRANCH



                                    By: /s/ Gary M. Miller
                                        --------------------------------------
                                    Name:
                                    Title:

COLLATERAL AGENT
AGREED:                             U.S. BANK NATIONAL ASSOCIATION.



                                    By: /s/ Kathleen M. Connor
                                        --------------------------------------
                                    Name:
                                    Title:

SERVICER
AGREED:                             CH MORTGAGE COMPANY I, LTD.

                                    By: CH Mortgage Company GP, Inc., its
                                        general partner


                                    By: /s/ Mark C. Winter
                                        --------------------------------------
                                    Name:
                                    Title:

BORROWER
AGREED:                             CH FUNDING, LLC



                                    By: /s/ Mark C. Winter
                                        --------------------------------------
                                    Name:
                                    Title:

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